                                                                               .
                                                                               .
                                                                               .

                                                           FOUR EASY WAYS TO VOTE YOUR PROXY
                                                           INTERNET:  Go to WWW.XXXXXXXXXXXXXX.XXX and follow the online directions.
                                                           TELEPHONE: Call 1-800-XXX-XXXX and follow the simple instructions.
                                                           MAIL:      Vote, sign, date and return your proxy by mail.
AIM INVESTMENT(R) LOGO)                                    IN PERSON: Vote at the Special Meeting of Shareholders.
999 999 999 999 99

ATLANTIC WHITEHALL GROWTH FUND (THE "FUND")                PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF ATLANTIC WHITEHALL FUNDS TRUST  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD , _________, 2009

The undersigned hereby appoints [_______________, ______________ and ____________], and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on ___________, 2009, at _______________, and at any adjournment or postponement thereof, all of the shares of the FUND which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS
SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS.

                                                           NOTE:  IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                  PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                                  PROXY MUST BE SIGNED AND DATED BELOW.

                                                           Dated: __________


                                                           --------------------------------------------------
                                                           Signature(s) (if held jointly)   (SIGN IN THE BOX)

                                                           NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON
                                                           THIS PROXY CARD. All joint owners should sign. When
                                                           signing as executor, administrator, attorney, trustee
                                                           or guardian or as custodian for a minor, please give
                                                           full title as such. If a corporation, limited
                                                           liability company, or partnership, please sign in
                                                           full entity name and indicate the signer's position
                                                           with the entity.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.         [X]
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.

1. Approve an Agreement and Plan of Reorganization under which all of the       FOR   AGAINST   ABSTAIN
assets of Atlantic Whitehall Growth Fund (the "Fund"), an investment            [ ]     [ ]       [ ]
portfolio of Atlantic Whitehall Funds Trust ("Trust"), will be transferred to
AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM
Equity Funds ("Buyer"). Buying Fund will assume certain specified liabilities of the Fund and Buyer will issue Class A shares of Buying Fund to shareholders of Distributor Class of shares of the Fund, and Class Y shares of Buying Fund to shareholders of Institutional Class shares of the Fund.

2. Transact any other business, not currently contemplated, that may properly   FOR   AGAINST   ABSTAIN
come before the Special Meeting, in the discretion of the proxies or their      [ ]     [ ]       [ ]
substitutes.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.